UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2011

AXCAN INTERMEDIATE HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-153896	74-3249870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Inverness Center Parkway

Suite 310

Birmingham, AL 35242

(Address of Principal Executive Offices, Including Zip Code)

(205) 991-8085

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In connection with the Offering described in Item 8.01 of this Current Report on Form 8-K (this “report”) below, Axcan Intermediate Holdings Inc. (“AIH”) announced today management’s expectations regarding AIH’s total revenue and Adjusted EBITDA for the quarterly period ended December 31, 2010.

First Quarter 2011 Preliminary Results

AIH is in the process of finalizing its results of operations for the three months ended December 31, 2010. While full financial information for such period is not yet available, management currently expects to report for the fiscal quarter ended December 31, 2010 total revenue between $82.0 million and $86.0 million and Adjusted EBITDA between $34.0 million and $37.0 million. In the quarter ended December 31, 2010, adjustments to EBITDA made to estimate Adjusted EBITDA are expected to be primarily related to fees and expenses related to the Transactions (as defined below in Exhibit 99.1 to Item 8.01 of this report under “Transactions”), the management fee to TPG Capital, L.P. (“TPG Capital”) and non-cash compensation expense.

For comparison, AIH’s total revenue and Adjusted EBITDA was $110.1 million and $46.2 million, respectively, for the three months ended December 31, 2009, with the decline primarily due to the effects of the unapproved pacreatic enzyme products (“PEPs”) event that took effect on April 28, 2010. AIH believes a more relevant comparison of recent performance would be to that of its total revenue and Adjusted EBITDA for three months ended September 30, 2010, which exclude the effects of the unapproved PEPs (for more information, please see AIH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, which was previously filed with the SEC, under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation”). Total revenue and Adjusted EBITDA for three months ended September 30, 2010 was $69.6 million and $24.5 million, respectively.

EBITDA, as AIH uses it, is net income before financial expenses, interest income, income taxes and depreciation and amortization. AIH believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. AIH believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items that AIH believes are not representative of its core business. The term EBITDA is not defined under U.S. GAAP, and EBITDA is not a measure of net income, operating income or any other performance measure derived in accordance with U.S. GAAP, and is subject to important limitations. Adjusted EBITDA, as AIH uses it, is EBITDA adjusted to exclude certain non-cash charges, unusual or non-recurring items and other adjustments set forth in footnote 3 to “Summary Historical Consolidated and Unaudited Pro Forma Condensed Consolidated Financial Data” included in Exhibit 99.1 to Item 8.01 of this report below. Because certain items included in net income (including the amount of fees and expenses related to the Transactions) are difficult to forecast reliably, AIH is unable to provide a quantitative reconciliation of Adjusted EBITDA to net income at this time. The unavailable reconciling items could significantly impact AIH’s future financial results, including EBITDA and Adjusted EBITDA. See footnote 3 to “Summary Historical Consolidated and Unaudited Pro Forma Condensed Consolidated Financial Data” included in Exhibit 99.1 to Item 8.01 of this report below for further important information regarding EBITDA and Adjusted EBITDA.

AIH’s estimates regarding total revenue and Adjusted EBITDA were derived from preliminary results of operations that are unaudited and subject to the completion of its financial closing process for this period. AIH’s actual results for the quarter may differ from estimated results. During the course of the financial statement closing process, AIH may identify items that would require it to make adjustments, which may be material, to the estimates set forth above. These estimates constitute forward-looking statements and are subject to risks and uncertainties, including possible material adverse adjustments to AIH’s preliminary operating results. These preliminary results are subject to finalization of AIH’s normal quarterly closing procedures, including the completion of the quarterly review by AIH’s external auditors as required by Statement on Auditing Standards (SAS) 100, Interim Financial Information.

There can be no assurance that these preliminary results will not differ from the financial information reflected in AIH’s financial statements for such periods when they have been finalized or that these preliminary results are indicative of future performance.

Item 8.01	Other Events.

Offering of Secured Notes

AIH announced today that it would commence a private offering (the “Offering”) of newly issued senior secured notes (the “Secured Notes”) as part of the debt financing for the previously announced acquisition of Eurand N.V. (“Eurand”), a Dutch public limited liability company. As used below, “Axcan,” “Company,” “Issuer,” “we,” “us” and “our” refers to AIH, together with, if the context requires, its consolidated subsidiaries and, following the consummation of the acquisition, Eurand. The Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Unless they are registered, the Secured Notes may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction. Accordingly, the Offering is being made solely to qualified institutional buyers as defined in Rule 144A under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

The Offering will be made pursuant to a confidential offering memorandum (the “Offering Memorandum”). Certain sections of the Offering Memorandum contain information regarding the Company that has not previously been publicly disclosed. Such information is set forth in Exhibit 99.1 hereto, which is incorporated by reference herein. By filing this report and providing the information contained herein, including the exhibit hereto, the Company makes no admission as to the materiality of any such information.

The information set forth in Item 2.02 of this report is hereby incorporated by reference herein.

FDA Letter to Manufacturer of Active Pharmaceutical Ingredient to ULTRASE MT® and VIOKASE®

Based on information available to the Company, on or about January 24, 2010, the manufacturer of the active pharmaceutical ingredient to ULTRASE MT and VIOKASE received a warning letter from the United States Food and Drug Administration (“FDA”) noting that certain deficiencies previously identified by the FDA in an inspection of such manufacturer have not yet been resolved. Failure by the manufacturer to promptly correct these violations may result in further regulatory action against the manufacturer. In the complete response letter we previously received on November 28, 2010, the FDA indicated that the deficiencies identified in the inspection must be resolved before our New Drug Applications for ULTRASE MT and VIOKASE can be approved.

Important Information

This report is neither an offer to purchase nor a solicitation of an offer to sell securities. Investors and Eurand shareholders are strongly advised to carefully read the tender offer statement on Schedule TO (including the offer to purchase, letter of transmittal and other offer documents) and all amendments thereto filed by Axcan with the U.S. Securities and Exchange Commission (the “SEC”) and the related solicitation/recommendation statement on Schedule 14D-9 and all amendments thereto filed by Eurand with the SEC before any decision is made with respect to the tender offer for Eurand shares because they contain important information. The offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, have been made available to all shareholders of Eurand at no expense to them from Axcan by directing a request to the information agent for the tender offer, Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022; Banks and Brokerage Firms, Please Call: (212) 297 0720; Stockholders and All Others, Call Toll-Free: (855) 208 8901; E-mail: info@okapipartners.com.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the proposed Transactions, its timing and terms and statements regarding the expectations for the combined company. Forward-looking statements include those which express plan, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. The words “expects”, “potentially”, “anticipates”, “could”, “calls for” and similar expressions also identify forward-looking statements. These statements are based upon the parties’ current expectations and are subject to risks and uncertainties which could cause actual results and developments to differ materially from those expressed or implied in such statements. Factors that could affect actual results and developments include successful completion of the proposed Transactions on a timely basis, the impact of regulatory reviews on the proposed Transactions, the successful tender of the outstanding ordinary shares of Eurand, the obtaining of any required shareholder approvals and the satisfaction of customary conditions, the ability of the buyer to obtain financing for the proposed Transactions and to achieve synergies and other anticipated benefits following completion of the proposed Transactions, the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings, the successful preparation and implementation of an effective integration plan, and any other risks set forth in the parties’ filings with the SEC, including Eurand’s annual report on Form 20-F and periodic reports on Form 6-K and the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as the Schedule TO and Schedule 14D-9, in each case together with all amendments thereto, with respect to the proposed tender offer. Investors should evaluate any statement in light of these important factors. Forward-looking statements contained in this report are made as of this date, and, other than as required by applicable law, the parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual events could differ materially from those anticipated in the forward-looking statements.

In addition to the risks and uncertainties included in this report, other factors that could cause our actual results or actual outcomes to differ materially from those expressed in or implied by such forward-looking statements include, but are not limited to:

•

delays in obtaining, or a failure to obtain and maintain, regulatory approval for our product candidates, including, but not limited to, our PEPs (such as ULTRASE MT and VIOKASE in the United States and PYLERA® and ZENPEP® in the European Union);

•	our ability to successfully regain market share for our PEPs in the United States;

•

our ability to market, commercialize and achieve market acceptance for any of the products that we are developing, commercializing or may develop or commercialize in the future, including the growth, establishment, maintenance or acquisition of specialty sales, marketing and distribution capabilities to commercialize products;

•	the expected timing, costs, progress or success of any of our preclinical and clinical development programs, regulatory approvals, or commercialization efforts;

•	our ability to continue to successfully manufacture and commercialize our existing products;

•	the potential advantages of our products or product candidates over other existing or potential products;

•

our ability to enter into any new co-development or licensing agreements or to effectively maintain any existing co-development or licensing agreements with respect to our product candidates or products;

•	the expense, time and uncertainty involved in the development of our product candidates, some or all of which may never reach the regulatory approval stage;

•	our reliance on collaboration partners and licensees, to obtain and maintain regulatory approval for certain of our products and product candidates and to manufacture and commercialize such products;

•	our ability to compete in the pharmaceutical industry against other branded or generic products, in particular in the pharmaceutical technologies market segment;

•	our ability to obtain reimbursement for the products we commercialize;

•	our ability to protect our intellectual property and know-how and operate our business without infringing the intellectual property rights or regulatory exclusivity of others;

•	a loss of rights to develop and commercialize our products under our license and sublicense agreements;

•	a loss of any of our key scientists or management personnel;

•	our estimates of market sizes and anticipated uses of our product candidates;

•	our estimates of future performance;

•	our estimates regarding anticipated future revenue, expenses, operating losses, capital requirements and our needs for additional financing; and

•	our ability to integrate acquired companies and successfully realize expected synergies, including from the acquisition of Eurand, without adversely affecting our business or results of operations.

Forward-looking statements include, but are not limited to, such matters as:

•	our ability to market, commercialize and achieve market acceptance for ZENPEP or any other products that we are developing, commercializing or may develop or commercialize in the future;

•	the uncertainty relating to whether the U.S. Food and Drug Administration approves the New Drug Applications for ULTRASE MT and VIOKASE and the timing of such approvals;

•	the expected timing, costs, progress or success of any of our preclinical and clinical development programs, regulatory approvals, or commercialization efforts;

•	delays in obtaining, or a failure to obtain and maintain, regulatory approval for our product candidates;

•	our ability to continue to successfully manufacture our existing products;

•	the potential advantages of our products or product candidates over other existing or potential products;

•	our ability to enter into any new co-development or licensing agreements or to maintain any existing co-development or licensing agreements with respect to our product candidates or products;

•	our ability to effectively maintain existing licensing relationships and establish new licensing relationships;

•	the expense, time and uncertainty involved in the development of our product candidates, some or all of which may never reach the regulatory approval stage;

•	our reliance on collaboration partners and licensees, to obtain and maintain regulatory approval for certain of our products and product candidates, and to commercialize such products;

•	our ability to protect our intellectual property and know-how and operate our business without infringing the intellectual property rights or regulatory exclusivity of others;

•	the continuation of product sales by our collaborators and licensees;

•	a loss of rights to develop and commercialize our products under our license and sublicense agreements;

•	a loss of any of our key scientific or management personnel;

•	our estimates and expectations with respect to synergies, cost-savings and integration and restructuring costs as a result of the acquisition of Eurand and other strategic initiatives;

•	our estimates of market sizes and anticipated uses of our products and product candidates; and

•

our estimates and the estimates of others, including research analysts and rating agencies, regarding our anticipated future performance and revenue, EBITDA, Adjusted EBITDA, expenses, operating losses, capital requirements and our needs for additional financing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

99.1	Provided Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCAN INTERMEDIATE HOLDINGS INC.
Date: January 25, 2011

	By:	/s/ Steve Gannon
Steve Gannon
Senior Vice President, Finance, Chief Financial Officer and Treasurer